Exhibit 13.2

Certification of Interim Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes- Oxley Act of 2002

I, Patraic Reagan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1) the Annual Report on Form 20-F of SharkNinja, Inc. for the year ended December 31, 2024, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of SharkNinja, Inc.

Dated: March 31, 2025	/s/ Patraic Reagan
Patraic Reagan
Chief Financial Officer (Principal Financial Officer)